UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 3, 2014

GS Mortgage Securities Trust 2014-GC18
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsors as specified in their charters)

Delaware	333-191331-02	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to our current report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2014, is to revise Exhibit AA-2 to the Pooling and Servicing Agreement, dated as of January 1, 2014, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Item 8.01.     Other Events.

On February 3, 2014, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of GS Mortgage Securities Trust 2014-GC18, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-C, Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $968,862,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Citigroup Global Markets Inc. (“Citigroup”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co. and Citigroup, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 24, 2014 (the “Underwriting Agreement”), among the Depositor and the Underwriters.  GS&Co. and Citigroup are acting as the co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 15, 2014, as supplemented by the Prospectus Supplement, dated January 27, 2014, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $144,773,128, were sold to GS&Co., Citigroup, Drexel and Wells Fargo Securities, LLC (together with GS&Co., Citigroup and Drexel, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of January 24, 2014, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2014-GC18 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 74 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 141 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (iii) Starwood Mortgage Funding I LLC (“Starwood”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 (the “Starwood Loan Purchase Agreement”), between the Depositor and Starwood, and (iv) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 (together with the GSMC Mortgage Loan Purchase Agreement, the CGMRC Mortgage Loan Purchase Agreement and the Starwood Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CCRE.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC, CGMRC, Starwood and CCRE.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,928,483, were approximately $1,149,780,608. Of the expenses paid by the Depositor, approximately $1,073,408 were paid directly to affiliates of the Depositor, approximately $1,588,762 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $170,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,169,721 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K/A.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus Supplement, dated January 27, 2014 to the Prospectus, dated January 15, 2014.  The related registration statement (file no. 333-191331) was originally declared effective on October 21, 2013.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K/A.

Item 9.01.                Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of January 24, 2014, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of January 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 3, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 3, 2014
(included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Cantor Commercial Real Estate Lending, L.P. and GS Mortgage Securities Corporation II, pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to the depositor.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 3, 2014 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 5, 2014	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of January 24, 2014, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of January 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 3, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 3, 2014 (included as part of Exhibit 5).	(E)

10.1
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.
(E)

10.3
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.
(E)

10.4
Mortgage Loan Purchase Agreement, dated as of January 1, 2014, between Cantor Commercial Real Estate Lending, L.P. and GS Mortgage Securities Corporation II, pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to the depositor.
(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated February 3, 2014 (included as part of Exhibit 5).	(E)